SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) January 18, 2002

Option Care, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-19878	36-3791193
(Commission File Number)	(IRS Employer Identification No.)

100 Corporate North, Suite 212, Bannockburn, IL 60015
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code (847) 615-1690

(Former name or former address, if changed since last report)

Item 5.  Other Events

On January 18, 2002, the Company issued a press release announcing the appointment of a new Chief Financial Officer.  Paul Mastrapa was named as Chief Financial Officer, replacing Carla M. Pondel in this role.

The press release is included, in its entirety, as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financials and Exhibits

(c)           Exhibits

Exhibit Number	Description
99.1	Press Release dated January 18, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2002

OPTION CARE, INC.

By :	/s/ RAJAT RAI
Rajat Rai
President and Chief Operating Officer